UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2019

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Extension Notes and Working Capital Notes

As previously disclosed by Kaleyra, Inc. (the “Company”) in its two Current Reports on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2019 (the “Notes Amendment 8-K”) and December 16, 2019, the Company has amended and restated its previously issued Extension Notes (“Amended Extension Notes”) and Working Capital Notes (“Amended Working Capital Notes”) with GigAcquisitions, LLC and GigFounders, LLC on November 23, 2019, and with various other counterparties on December 13, 2019. Copies of the forms of Amended Extension Note and Amended Working Capital Note were previously filed as Exhibits 10.1 and 10.2, respectively, to the Notes Amendment 8-K and are incorporated herein by reference. On December 24, 2019, the Company issued $655,426.08 and $181,568.21 in aggregate amount of Amended Extension Notes and Amended Working Capital Notes, respectively, to Cowen Investments II, LLC, on the same terms as the forms thereof disclosed in the Notes Amendment 8-K. The foregoing description is only a summary of the Amended Extension Notes and Amended Working Capital Notes, and is qualified in its entirety by reference to the full text of the forms of Amended Extension Note and Amended Working Capital Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report regarding the issuance of the Amended Extension Notes and Amended Working Capital Notes is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Form of Amended Extension Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2019).

10.2	Form of Amended Working Capital Note, dated November 25, 2019 (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2019

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President

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